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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2003

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	1-5231 (Commission File No.)	36-2361282 (IRS Employer Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 9. Regulation FD Disclosure

        On April 7, 2003, McDonald's Corporation (the "Company") issued a press release announcing the Company's plans to revitalize its worldwide business and sets new financial targets. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDONALD'S CORPORATION (Registrant)
Date: April 8, 2003	By:	/s/ GLORIA SANTONA Gloria Santona Corporate Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.
99	News Release of McDonald's Corporation issued April 7, 2003: McDonald's Announces Plans to Revitalize Its Worldwide Business and Sets New Financial Targets

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  Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit Index